SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 21, 2000
(Date of earliest event reported)



                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                       333-72493                 75-2006294
---------------------------------------------------------------------
(State or Other Juris-        (Commission            (I.R.S. Employer
diction of Incorporation)    File Number)         Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
-----------------------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000
                                 --------------

Item 5. Other Events.
        ------------

               On December 28, 2000, the Registrant will cause the issuance and sale of approximately $334,666,939 initial principal amount of Mortgage Pass-Through Certificates, Series 2000-S16, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-P, Class A-V, Class R, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer, and Bank One, National Association, as Trustee.

               In connection with the sale of the Series 2000-S16, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class R Certificates, other than a de minimis portion of each of the Class R Certificates (the "Senior Underwritten Certificates") to Merrill Lynch, Pierce, Fenner & Smith, Inc. (the "Senior Underwriter") and the sale of the Series 2000-S16, Class M-1, Class M-2 and Class M-3 Certificates (the "Class M Underwritten Certificates"; and together with the Senior Underwritten Certificates, the "Underwritten Certificates") to Bear, Stearns & Co. Inc. (the "Class M Underwriter"; and together with the Senior Underwriter, the "Underwriters"), the Registrant has been advised by the Underwriters that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-72493, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the first 99 pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriters have advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                 Description
-----------                -----------                 -----------
            1                   99              Computational Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                              RESIDENTIAL FUNDING MORTGAGE
                              SECURITIES I, INC.

                              By:    /s/ Randy Van Zee
                              Name:   Randy Van Zee
                              Title:   Vice President




Dated:  December 21, 2000

                                  EXHIBIT INDEX


                Item 601 (a) of        Sequentially
 Exhibit        Regulation S-K         Numbered
 Number         Exhibit No.            Description                 Page
 -------        -----------            ------------------          --------

 1                   99             Computational Materials      Filed Manually

                                     EXHIBIT

MERRILL LYNCH                             Global
                                          Mortgage & Real Estate Capital






The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 RFMSI 2000-S16
                           30yr Fixed Rate Collateral



Collateral Type:                 30yr Fixed Rate

Pass-Through Coupon:             7.50%

AAA Principal Balance:           $275,000,000         +/- 5%

Average Loan Balance:            $355,000 Approx.

Approx. Gross WAC:               8.30%                +/- 15bps

WAM:                             357 +1/-2            max. 360

WA LTV:                          75%                  +/-2%

Full Doc                         85-90%

Cash-Out Refi.:                         8% Approx.

Single Family (detached)         95% Approx.

Geographic:                      40% max California

Rating/Subordination:            AAA/   4%            +/- .50%

Settlement:                      December 28, 2000

Whole Loan Desk                  AAA -  Dan Lonski    - 449-5326
                                        Kerry Grogan
                                        Andy O'Fee



The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


 November 13, 2000  11:53AM                  PRICE/YIELD TO MATURITY Table for ZRES00S16 Class AD          Merrill Lynch & Company

 Settlement: December 28, 2000
 Current Balance: $215,134,000.00
Current Coupon: 7.5%
 HyperStruct
 Last Payment: None
 Next Payment: January 25, 2001

 ------------------------------------------------------------------------------------------------------------
                                                       No default scenario exists
 ------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       350 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    98-29   7.736   5.04  7.760   4.20  7.783   3.60  7.794   3.37  7.806   3.17  7.847   2.59  7.902   2.09
    98-31   7.724         7.745         7.766         7.776         7.786         7.823         7.872
    99-01   7.711         7.730         7.748         7.757         7.766         7.799         7.842
    99-03   7.699         7.715         7.731         7.739         7.746         7.775         7.812

    99-05   7.686   5.04  7.700   4.20  7.713   3.61  7.720   3.37  7.726   3.17  7.751   2.59  7.782   2.10
    99-07   7.674         7.685         7.696         7.701         7.707         7.726         7.752
    99-09   7.661         7.670         7.679         7.683         7.687         7.702         7.722
    99-11   7.649         7.655         7.661         7.664         7.667         7.678         7.692

    99-13   7.637   5.05  7.640   4.21  7.644   3.61  7.646   3.38  7.648   3.18  7.654   2.60  7.663   2.10
    99-15   7.624         7.626         7.627         7.627         7.628         7.630         7.633
    99-17   7.612         7.611         7.609         7.609         7.608         7.606         7.603
    99-19   7.600         7.596         7.592         7.590         7.589         7.582         7.574

    99-21   7.587   5.06  7.581   4.22  7.575   3.62  7.572   3.38  7.569   3.18  7.558   2.60  7.544   2.10
    99-23   7.575         7.566         7.558         7.554         7.549         7.534         7.514
    99-25   7.563         7.552         7.541         7.535         7.530         7.510         7.485
    99-27   7.550         7.537         7.523         7.517         7.510         7.486         7.455

    99-29   7.538   5.07  7.522   4.22  7.506   3.62  7.498   3.39  7.491   3.19  7.462   2.60  7.425   2.11
    99-31   7.526         7.507         7.489         7.480         7.471         7.438         7.396
   100-01   7.514         7.493         7.472         7.462         7.452         7.415         7.366
   100-03   7.501         7.478         7.455         7.443         7.432         7.391         7.337

   100-05   7.489   5.08  7.463   4.23  7.438   3.63  7.425   3.39  7.413   3.19  7.367   2.61  7.307   2.11
   100-07   7.477         7.449         7.421         7.407         7.393         7.343         7.278
   100-09   7.465         7.434         7.403         7.389         7.374         7.319         7.249
   100-11   7.452         7.419         7.386         7.370         7.355         7.296         7.219

   100-13   7.440   5.08  7.405   4.24  7.369   3.63  7.352   3.40  7.335   3.19  7.272   2.61  7.190   2.11
   100-15   7.428         7.390         7.352         7.334         7.316         7.248         7.161
   100-17   7.416         7.376         7.335         7.316         7.296         7.225         7.131

 WAL         7.293         5.681         4.648         4.266         3.950         3.097         2.424

 1st Prin 01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01
 Mat.     05/25/16      08/25/13      06/25/11      06/25/10      09/25/09      06/25/07      09/25/05


Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

                      SUPPLEMENT TO COMPUTATIONAL MATERIALS

               Pass-Through Rate:                                    7.500%
               Weighted Average Gross Coupon:                        8.250%
               Collateral Balance:                           286,458,334.00
               Original Term:                                           359
               Remaining Term:                                          357
               Dated Date:                                December 01, 2000
               Settlement Date:                           December 28, 2000
               First Distribution Date:                    January 25, 2001



===========================================================================
 Class                Type            Size        Coupon       Prin Period           WAL

===============================================================================================
  AD                 AD      215,134,000           7.50%       01/01-09/09          3.95
-----------------------------------------------------------------------------------------------
  Z                   Z      18,278,000           7.50%       09/09-04/16         11.38
-----------------------------------------------------------------------------------------------
  A2                SEQ       14,088,000           7.50%       04/16-09/30         19.58
-----------------------------------------------------------------------------------------------
  A3                NAS       27,500,000           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------
  B1                SUB       11,458,334           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------


Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

MERRILL LYNCH                                                 Global
                                            Mortgage & Real Estate Capital






The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 RFMSI 2000-S16
                           30yr Fixed Rate Collateral



Collateral Type:                     30yr Fixed Rate

Pass-Through Coupon:                 7.50%

AAA Principal Balance:               $275,000,000         +/- 5%

Average Loan Balance:                $355,000 Approx.

Approx. Gross WAC:                   8.30%                +/- 15bps

WAM:                                 357 +1/-2            max. 360

WA LTV:                              75%                  +/-2%

Full Doc                             85-90%

Cash-Out Refi.:                             8% Approx.

Single Family (detached)             95% Approx.

Geographic:                          40% max California

Rating/Subordination:                AAA/   4%            +/- .50%

Settlement:                          December 28, 2000

Whole Loan Desk                      AAA -  Dan Lonski    - 449-5326
                                            Kerry Grogan
                                            Andy O'Fee



The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                                             SUPPLEMENT TO COMPUTATIONAL MATERIALS



               --------------------------------------------------------------------

                                   Pass-Through Rate:                                    7.500%
                                   Weighted Average Gross Coupon:                        8.250%
                                   Collateral Balance:                           286,458,334.00
                                   Original Term:                                           359
                                   Remaining Term:                                          357
                                   Dated Date:                                December 01, 2000
                                   Settlement Date:                           December 28, 2000
                                   First Distribution Date:                    January 25, 2001



               ====================================================================================================
                     Class                Type            Size        Coupon       Prin Period           WAL

               ====================================================================================================
                      A1                         199,488,000           7.50%       01/01-09/09          3.95
               ----------------------------------------------------------------------------------------------------
                      A2                          13,063,000           7.50%       04/16-09/30         19.58
               ----------------------------------------------------------------------------------------------------
                      A3                          25,500,000           7.50%       01/01-09/30         11.37
               ----------------------------------------------------------------------------------------------------
                      A4                          16,949,000           7.50%       09/09-04/16         11.38
               ----------------------------------------------------------------------------------------------------
                      A5                          20,000,000           7.50%       01/01-09/30          6.38
               ----------------------------------------------------------------------------------------------------
                      B1                          11,458,334           7.50%       01/01-09/30         11.37
               ----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
        Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.
----------------------------------------------------------------------------------------------------------------------------


 December 07, 2000  08:52AM               PRICE/YIELD TO MATURITY Table for ZRES00S16_80MMPT Class A5      Merrill Lynch & Company

 Settlement: December 28, 2000
Current Balance: $80,000,000.00
 Current Coupon: 7.5%   HyperStruct
 Last Payment: None
 Next Payment: January 25, 2001
 ----------------------------------------------------------------------------------------------------------------
                                                       No default scenario exists
 ----------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       350 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    99-10   7.647   6.58  7.651   5.65  7.656   4.94  7.658   4.65  7.661   4.39  7.670   3.60  7.684   2.84
    99-12   7.637         7.640         7.643         7.645         7.647         7.653         7.662
    99-14   7.628         7.629         7.631         7.632         7.632         7.635         7.640
    99-16   7.618         7.618         7.618         7.618         7.618         7.618         7.618

    99-18   7.609   6.59  7.607   5.66  7.606   4.95  7.605   4.66  7.604   4.40  7.601   3.60  7.596   2.85
    99-20   7.599         7.596         7.593         7.591         7.590         7.583         7.574
    99-22   7.590         7.585         7.580         7.578         7.576         7.566         7.552
    99-24   7.580         7.574         7.568         7.565         7.561         7.549         7.531

    99-26   7.571   6.60  7.563   5.67  7.555   4.96  7.551   4.67  7.547   4.41  7.532   3.61  7.509   2.85
    99-28   7.561         7.552         7.543         7.538         7.533         7.514         7.487
    99-30   7.552         7.541         7.530         7.525         7.519         7.497         7.465
   100-00   7.543         7.530         7.518         7.511         7.505         7.480         7.443

   100-02   7.533   6.61  7.519   5.68  7.505   4.97  7.498   4.68  7.491   4.42  7.463   3.62  7.422   2.86
   100-04   7.524         7.508         7.493         7.485         7.477         7.446         7.400
   100-06   7.514         7.497         7.480         7.472         7.463         7.429         7.378
   100-08   7.505         7.487         7.468         7.458         7.449         7.411         7.357

   100-10   7.496   6.63  7.476   5.69  7.455   4.98  7.445   4.69  7.435   4.43  7.394   3.62  7.335   2.86
   100-12   7.486         7.465         7.443         7.432         7.421         7.377         7.313
   100-14   7.477         7.454         7.430         7.419         7.407         7.360         7.292
   100-16   7.468         7.443         7.418         7.405         7.393         7.343         7.270

   100-18   7.458   6.64  7.432   5.71  7.406   4.99  7.392   4.70  7.379   4.44  7.326   3.63  7.249   2.87
   100-20   7.449         7.421         7.393         7.379         7.365         7.309         7.227
   100-22   7.440         7.411         7.381         7.366         7.351         7.292         7.205
   100-24   7.431         7.400         7.369         7.353         7.337         7.275         7.184

   100-26   7.421   6.65  7.389   5.72  7.356   5.00  7.340   4.71  7.323   4.45  7.258   3.64  7.163   2.87
   100-28   7.412         7.378         7.344         7.327         7.310         7.241         7.141
   100-30   7.403         7.367         7.332         7.314         7.296         7.224         7.120

 WAL        11.597         9.225         7.572         6.932         6.384         4.834         3.548

 1st Prin 01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01
 Mat.     09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30



Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

MERRILL LYNCH                                           Global
                                      Mortgage & Real Estate Capital






The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 RFMSI 2000-S16
                           30yr Fixed Rate Collateral



Collateral Type:                       30yr Fixed Rate

Pass-Through Coupon:                   7.50%

AAA Principal Balance:                 $275,000,000         +/- 5%

Average Loan Balance:                  $355,000 Approx.

Approx. Gross WAC:                     8.30%                +/- 15bps

WAM:                                   357 +1/-2            max. 360

WA LTV:                                 75%                  +/-2%

Full Doc                               85-90%

Cash-Out Refi.:                               8% Approx.

Single Family (detached)               95% Approx.

Geographic:                            40% max California

Rating/Subordination:                  AAA/   4%            +/- .50%

Settlement:                            December 28, 2000

Whole Loan Desk                        AAA -  Dan Lonski    - 449-5326
                                              Kerry Grogan
                                              Andy O'Fee



The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.



                          SUPPLEMENT TO COMPUTATIONAL MATERIALS



-----------------------------------------------------------------------------------------------

               Pass-Through Rate:                                    7.500%
               Weighted Average Gross Coupon:                        8.250%
               Collateral Balance:                           286,458,334.00
               Original Term:                                           359
               Remaining Term:                                          357
               Dated Date:                                December 01, 2000
               Settlement Date:                           December 28, 2000
               First Distribution Date:                    January 25, 2001



===============================================================================================
 Class                Type            Size        Coupon       Prin Period           WAL

===============================================================================================
  A1                         199,488,000           7.50%       01/01-09/09          3.95
-----------------------------------------------------------------------------------------------
  A2                          13,063,000           7.50%       04/16-09/30         19.58
-----------------------------------------------------------------------------------------------
  A3                          25,500,000           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------
  A4                          16,949,000           7.50%       09/09-04/16         11.38
-----------------------------------------------------------------------------------------------
  A5                          20,000,000           7.50%       01/01-09/30          6.38
-----------------------------------------------------------------------------------------------
  B1                          11,458,334           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------


Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.


 November 20, 2000  11:08AM                 PRICE/YIELD TO MATURITY Table for ZRES00S16_3 Class A5    Merrill Lynch & Company

 Settlement: December 28, 2000
Current Balance: $20,000,000.00
Current Coupon: 7.5%  HyperStruct
 Last Payment: None
 Next Payment: January 25, 2001
 ----------------------------------------------------------------------------------------------------------------------------
                                                       No default scenario exists
 ----------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       350 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    98-07   7.815   6.52  7.847   5.60  7.880   4.90  7.896   4.61  7.913   4.35  7.978   3.57  8.073   2.82
    98-09   7.805         7.836         7.867         7.883         7.898         7.960         8.050
    98-11   7.795         7.825         7.854         7.869         7.884         7.942         8.028
    98-13   7.786         7.813         7.841         7.855         7.869         7.925         8.006

    98-15   7.776   6.53  7.802   5.61  7.828   4.91  7.842   4.62  7.855   4.36  7.907   3.57  7.983   2.83
    98-17   7.766         7.791         7.815         7.828         7.840         7.889         7.961
    98-19   7.757         7.780         7.803         7.814         7.826         7.872         7.939
    98-21   7.747         7.768         7.790         7.801         7.811         7.854         7.916

    98-23   7.738   6.54  7.757   5.62  7.777   4.92  7.787   4.63  7.797   4.37  7.836   3.58  7.894   2.83
    98-25   7.728         7.746         7.764         7.773         7.783         7.819         7.872
    98-27   7.718         7.735         7.751         7.760         7.768         7.801         7.850
    98-29   7.709         7.724         7.739         7.746         7.754         7.784         7.828

    98-31   7.699   6.56  7.712   5.63  7.726   4.93  7.733   4.64  7.739   4.38  7.766   3.59  7.805   2.84
    99-01   7.690         7.701         7.713         7.719         7.725         7.749         7.783
    99-03   7.680         7.690         7.700         7.706         7.711         7.731         7.761
    99-05   7.670         7.679         7.688         7.692         7.696         7.714         7.739

    99-07   7.661   6.57  7.668   5.64  7.675   4.94  7.679   4.65  7.682   4.39  7.696   3.59  7.717   2.84
    99-09   7.651         7.657         7.662         7.665         7.668         7.679         7.695
    99-11   7.642         7.646         7.650         7.652         7.654         7.662         7.673
    99-13   7.632         7.635         7.637         7.638         7.639         7.644         7.651

    99-15   7.623   6.58  7.624   5.65  7.624   4.95  7.625   4.66  7.625   4.40  7.627   3.60  7.629   2.85
    99-17   7.613         7.613         7.612         7.611         7.611         7.609         7.607
    99-19   7.604         7.602         7.599         7.598         7.597         7.592         7.585
    99-21   7.594         7.591         7.587         7.585         7.583         7.575         7.563

    99-23   7.585   6.60  7.580   5.67  7.574   4.96  7.571   4.67  7.569   4.41  7.558   3.61  7.541   2.85
    99-25   7.576         7.569         7.561         7.558         7.554         7.540         7.520
    99-27   7.566         7.558         7.549         7.545         7.540         7.523         7.498

 WAL        11.597         9.225         7.572         6.932         6.384         4.834         3.548

 1st Prin 01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01
 Mat.     09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30


Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

MERRILL LYNCH                                       Global
                                         Mortgage & Real Estate Capital






The  attached  tables  and  other  statistical   analyses  (the   "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Any yields or weighted  average lives shown in the  Computational  Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-5320.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                 RFMSI 2000-S16
                           30yr Fixed Rate Collateral



Collateral Type:                   30yr Fixed Rate

Pass-Through Coupon:               7.50%

AAA Principal Balance:             $275,000,000         +/- 5%

Average Loan Balance:              $355,000 Approx.

Approx. Gross WAC:                 8.30%                +/- 15bps

WAM:                               357 +1/-2            max. 360

WA LTV:                            75%                  +/-2%

Full Doc                           85-90%

Cash-Out Refi.:                           8% Approx.

Single Family (detached)           95% Approx.

Geographic:                        40% max California

Rating/Subordination:              AAA/   4%            +/- .50%

Settlement:                        December 28, 2000

Whole Loan Desk                    AAA -  Dan Lonski    - 449-5326
                                          Kerry Grogan
                                          Andy O'Fee



The information herein has been provided solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Neither Merrill Lynch, the Issuer of the securities nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The  information  contained  herein will be superseded by the description of the
collateral  pool  contained  in  the  prospectus   supplement  relating  to  the
securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


                          SUPPLEMENT TO COMPUTATIONAL MATERIALS



-----------------------------------------------------------------------------------------------

               Pass-Through Rate:                                    7.500%
               Weighted Average Gross Coupon:                        8.250%
               Collateral Balance:                           286,458,334.00
               Original Term:                                           359
               Remaining Term:                                          357
               Dated Date:                                December 01, 2000
               Settlement Date:                           December 28, 2000
               First Distribution Date:                    January 25, 2001



===============================================================================================
 Class                Type            Size        Coupon       Prin Period           WAL

===============================================================================================
  A1                         199,488,000           7.50%       01/01-09/09          3.95
-----------------------------------------------------------------------------------------------
  A2                          13,063,000           7.50%       04/16-09/30         19.58
-----------------------------------------------------------------------------------------------
  A3                          25,500,000           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------
  A4                          16,949,000           7.50%       09/09-04/16         11.38
-----------------------------------------------------------------------------------------------
  A5                          20,000,000           7.50%       01/01-09/30          6.38
-----------------------------------------------------------------------------------------------
  B1                          11,458,334           7.50%       01/01-09/30         11.37
-----------------------------------------------------------------------------------------------


Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.

December 05, 2000  11:20AM   PRICE/YIELD TO MATURITY Table for Class  A1
Merrill Lynch & Company
Settlement: December 28, 2000
Current Balance: $149,488,000.00
Current Coupon:  7.5%
HyperStruct Last Payment: none
 Next Payment:January 25, 2001

--------------------------------------------------------------------------------------------------------------------------------
                                                       No default scenario  exists

--------------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption
             100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       350 PSA       500 PSA
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield  Dur

    99-16+  7.615   5.06  7.614   4.21  7.614   3.62  7.613   3.38  7.613   3.18  7.612   2.60  7.611  2.10
    99-18+  7.603         7.600         7.597         7.595         7.594         7.588  7.581
    99-20+  7.590         7.585         7.579         7.577         7.574         7.564  7.551
    99-22+  7.578         7.570         7.562         7.558         7.554         7.540  7.522

    99-24+  7.566   5.06  7.555   4.22  7.545   3.62  7.540   3.39  7.535   3.18  7.516   2.60  7.492 2.10
    99-26+  7.553         7.541         7.528         7.521         7.515         7.492  7.462
    99-28+  7.541         7.526         7.510         7.503         7.496         7.468  7.433
    99-30+  7.529         7.511         7.493         7.485         7.476         7.444  7.403

   100-00+  7.517   5.07  7.496   4.23  7.476   3.63  7.466   3.39  7.457   3.19  7.421   2.61  7.374  2.11
   100-02+  7.504         7.482         7.459         7.448         7.437         7.397  7.344
   100-04+  7.492         7.467         7.442         7.430         7.418         7.373  7.315
   100-06+  7.480         7.452         7.425         7.411         7.398         7.349  7.285

   100-08+  7.468   5.08  7.438   4.23  7.408   3.63  7.393   3.39  7.379   3.19  7.325   2.61  7.256  2.11
   100-10+  7.455         7.423         7.391         7.375         7.359         7.302  7.227
   100-12+  7.443         7.408         7.374         7.357         7.340         7.278  7.197
   100-14+  7.431         7.394         7.357         7.338         7.321         7.254  7.168

   100-16+  7.419   5.09  7.379   4.24  7.340   3.64  7.320   3.40  7.301   3.20  7.231   2.61  7.139  2.11
   100-18+  7.407         7.365         7.323         7.302         7.282         7.207  7.109
   100-20+  7.395         7.350         7.306         7.284         7.263         7.183  7.080
   100-22+  7.383         7.335         7.289         7.266         7.243         7.160  7.051

   100-24+  7.370   5.09  7.321   4.25  7.272   3.64  7.248   3.40  7.224   3.20  7.136   2.62  7.022  2.11
   100-26+  7.358         7.306         7.255         7.229         7.205         7.112  6.993
   100-28+  7.346         7.292         7.238         7.211         7.185         7.089  6.964
   100-30+  7.334         7.277         7.221         7.193         7.166         7.065  6.934

   101-00+  7.322   5.10  7.263   4.25  7.204   3.65  7.175   3.41  7.147   3.20  7.042   2.62  6.905  2.12
   101-02+  7.310         7.248         7.187         7.157         7.128         7.018  6.876
   101-04+  7.298         7.234         7.170         7.139         7.109         6.995  6.847

 WAL         7.293         5.681         4.648         4.266         3.950         3.097  2.424

 1st Prin 01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01  01/25/01
 Mat.     05/25/16      08/25/13      06/25/11      06/25/10      09/25/09      06/25/07  09/25/05
 Deal file: /home/kgrogan/deals/zero/res00s16/zres00s16_a1a.cmo



--------------------------------------------------------------------------------
Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.


 December 05, 2000  11:22AM                PRICE/YIELD TO MATURITY Table for ZRES00S16_A1A Class A5    Merrill Lynch & Company

 Settlement: December 28, 2000
Current Balance: $20,000,000.00
Current Coupon: 7.5%  HyperStruct
 Last Payment: None
   Next Payment: January 25, 2001

 ---------------------------------------------------------------------------------------------------------------------------
                                                       No default scenario exists
 ---------------------------------------------------------------------------------------------------------------------------

                                                      Scenario Assumption

            ------------  ------------  ------------  ------------  ------------  ------------  ------------
              100 PSA       150 PSA       200 PSA       225 PSA       250 PSA       350 PSA       500 PSA
            ------------  ------------  ------------  ------------  ------------  ------------  ------------
    Price   Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur  Yield    Dur
   ------   ------------  ------------  ------------  ------------  ------------  ------------  ------------

    99-00+  7.692   6.56  7.704   5.63  7.716   4.93  7.723   4.64  7.729   4.38  7.753   3.59  7.789   2.84
    99-02+  7.682         7.693         7.704         7.709         7.714         7.736         7.767
    99-04+  7.673         7.682         7.691         7.695         7.700         7.718         7.745
    99-06+  7.663         7.671         7.678         7.682         7.686         7.701         7.723

    99-08+  7.654   6.57  7.660   5.65  7.666   4.94  7.669   4.65  7.671   4.39  7.683   3.60  7.701   2.84
    99-10+  7.644         7.649         7.653         7.655         7.657         7.666         7.679
    99-12+  7.635         7.637         7.640         7.642         7.643         7.648         7.657
    99-14+  7.625         7.626         7.628         7.628         7.629         7.631         7.635

    99-16+  7.616   6.59  7.615   5.66  7.615   4.95  7.615   4.66  7.615   4.40  7.614   3.60  7.613   2.85
    99-18+  7.606         7.604         7.602         7.601         7.600         7.596         7.591
    99-20+  7.597         7.593         7.590         7.588         7.586         7.579         7.569
    99-22+  7.587         7.582         7.577         7.575         7.572         7.562         7.547

    99-24+  7.578   6.60  7.571   5.67  7.565   4.96  7.561   4.67  7.558   4.41  7.545   3.61  7.525   2.85
    99-26+  7.568         7.560         7.552         7.548         7.544         7.527         7.503
    99-28+  7.559         7.549         7.540         7.535         7.530         7.510         7.481
    99-30+  7.550         7.538         7.527         7.521         7.516         7.493         7.460

   100-00+  7.540   6.61  7.527   5.68  7.515   4.97  7.508   4.68  7.502   4.42  7.476   3.62  7.438   2.86
   100-02+  7.531         7.517         7.502         7.495         7.487         7.459         7.416
   100-04+  7.521         7.506         7.490         7.481         7.473         7.441         7.394
   100-06+  7.512         7.495         7.477         7.468         7.459         7.424         7.373

   100-08+  7.503   6.63  7.484   5.69  7.465   4.98  7.455   4.69  7.445   4.43  7.407   3.62  7.351   2.86
   100-10+  7.493         7.473         7.452         7.442         7.431         7.390         7.329
   100-12+  7.484         7.462         7.440         7.429         7.417         7.373         7.308
   100-14+  7.475         7.451         7.427         7.415         7.403         7.356         7.286

   100-16+  7.465   6.64  7.440   5.70  7.415   4.99  7.402   4.70  7.389   4.43  7.339   3.63  7.265   2.87
   100-18+  7.456         7.430         7.403         7.389         7.376         7.322         7.243
   100-20+  7.447         7.419         7.390         7.376         7.362         7.305         7.222

 WAL        11.597         9.225         7.572         6.932         6.384         4.834         3.548

 1st Prin 01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01      01/25/01
 Mat.     09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30      09/25/30

Recipient must read the information in the attached underwriter's statement regarding computational materials and other information (the 'Statement'). If the statement is not attached, please contact your account representative. Do not use or rely on this information if you have not received and reviewed the Statement.